U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
         Date of Report (Date of earliest event reported): May 23, 2006



                            Superior Oil and Gas Co.
             (Exact name of registrant as specified in its charter)



    Nevada                         000-50173                         87-0537621
    ------                         ---------                         ----------
  (state of                 (Commission File Number)               (IRS Employer
incorporation)                                                      I.D. Number)

                           14910 Northwest 36 Street
                                Yukon, OK 73099
                                  405-350-0404
              ----------------------------------------------------
            (Address and telephone number of registrant's principal
               executive offices and principal place of business)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

     (a) On March 23, 2006 the registrant, Superior Oil and Gas Co. ("Superior") completed the acquisition of a significant amount of assets, otherwise than in the ordinary course of business.

     (b) The assets involved are three-year oil and gas leases covering lands in three Oklahoma counties as follows:

     o    Kingfisher County -   8 leases covering 640 acres
     o    Canadian County -     1 lease covering 320 acres
     o    Pushmataha County -   4 leases covering 125 acres

     (c) The leases were acquired from Hudson Resources Corp. of Yukon, Oklahoma. There is no material relationship, other than in respect of this transaction, between such entity and Superior or any of its affiliates, or any director or officer of Superior or any associate of any such director or officer.

     (d) The nature and amount of consideration given for the leases was 1,005,000 shares of Common Stock of Superior, valued at $402,000.

     (e) not applicable

     (f) Form 10-SB information:

Item 1.   Description of Business.

     Business Development.
     ---------------------

     This disclosure is previously reported in Superior's Form 10-KSB (SEC File No. 000-50173) filed April 14, 2006 for its fiscal year ended December 31, 2005.

     Business of Superior Oil and Gas Co.
     ------------------------------------

     Our business is to seek, investigate, and if warranted, acquire producing and non-producing oil and natural gas properties and to explore, drill and develop our properties.

     Our operations are conducted primarily in Oklahoma, Texas, Louisiana and Alberta Province, Canada.

     We have been hampered recently by lack of the cash needed to buy and drill prospective properties. We have acquired properties, though, by the issuance of shares of our common stock in exchange for oil and gas leases. We propose to promote the costs of drilling and, if warranted, of completing wells on the leases by selling undivided working interests in the wells with our company being carried cost-free for approximately a quarter interest in the wells.

     Our operations will be limited, initially at least, to areas of proven production where oil industry service companies are available as are pipelines for transporting to markets any oil or natural gas we might discover.

     We operate in a highly competitive industry where many companies operate. Nevertheless, our personnel are well experienced with many contacts in the industry. We believe we can compete effectively at any level commensurate with our resources.

     There are numerous suppliers of oilfield services by independent service companies in the areas where we are acquiring oil and gas leases. One problem, though, is a shortage of drilling rigs. We are well acquainted with several owners of drilling rigs and believe we can locate rigs for our limited operations during the next year.

     Government approval to drill wells is required by all states where we operate or propose to operate. Generally, this approval is designed to assure that the rights of all mineral owners are protected and that sound practices are enforced to protect the environment.

     We have two full-time and no part-time employees. We anticipate hiring a chief financial officer in the near future. We will conduct drilling operations through service companies and independent geologists, geophysicists and petroleum engineers.

Item 2.   Management's Discussion and Analysis or Plan of Operation.

     This disclosure is previously reported in Superior's Form 10-QSB (SEC File No. 000-50173) filed May 22, 2006 for the interim period ended March 31, 2006.

     In addition to the above disclosure, we propose to promote wells on the leases named in such disclosure as well as wells on the new leases we recently acquired and disclosed in Item 2.01 above.

     We are pursuing several initiatives that could lead to our borrowing significant cash funds with which we can acquire additional properties and participate in the drilling of wells.

Item 3.   Description of Property.

     This disclosure is previously reported under the heading "Management's Discussion and Analysis or Plan of Operation" in Superior's Form 10-QSB (SEC File No. 000-50173) filed May 22, 2006 for the interim period ended March 31, 2006.

     In addition to the above disclosure, our property also consists of the 13 oil and gas leases covering 1,085 acres in three Oklahoma counties, as disclosed in Item 2.01 of this Form 8-K.

     We have drilled no wells in the last three years.

     Our office space is provided to us at no cost by our president, Daniel H. Lloyd in a building not attached to his home but on his property in Yukon, Oklahoma.

Item 4.   Security Ownership of Certain Beneficial Owners and Management.

     This disclosure is previously reported in Superior's Form 10-KSB (SEC File No. 000-50173) filed April 14, 2006 for its fiscal year ended December 31, 2005.

Item 5.   Directors and Executive Officers, Promoters and Control Persons.

     This disclosure is previously reported in Superior's Form 10-KSB (SEC File No. 000-50173) filed April 14, 2006 for its fiscal year ended December 31, 2005.

Item 6.  Executive Compensation.

         This disclosure is previously reported in Superior's Form 10-KSB (SEC File No. 000-50173) filed April 14, 2006 for its fiscal year ended December 31, 2005.

Item 7.   Certain Relationships and Related Transactions.

     This disclosure is previously reported in Superior's Form 10-KSB (SEC File No. 000-50173) filed April 14, 2006 for its fiscal year ended December 31, 2005.

Item 8.   Description of Securities.

     This disclosure is previously reported in Superior's Form 10-SB/A (SEC File No. 000-50173) filed March 8, 2004.

     The number of shares of our common stock outstanding on May 11, 2006 was 18,843,714.


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

                                     Part II

Item 1. Market Price of and Dividends on the Registrant's Common Equity and Related Stockholder Matters.

     This disclosure is previously reported in Superior's Form 10-KSB (SEC File No. 000-50173) filed April 14, 2006 for its fiscal year ended December 31, 2005.

     Additionally, the range of high and low bid information for our common stock for the first quarter of 2006 as reported by the OTC Bulletin Board is as follows:

         Period                     High             Low
         ------                     ----             ---
         2006:
                  1st Qtr.          0.75             0.126

Item 2.   Legal Proceedings.

     This disclosure is previously reported in Superior's Form 10-KSB (SEC File No. 000-50173) filed April 14, 2006 for its fiscal year ended December 31, 2005.

Item 3.   Changes in and disagreements with Accountants.

     This disclosure is previously reported in Superior's Form 10-KSB (SEC File No. 000-50173) filed April 14, 2006 for its fiscal year ended December 31, 2005.

Item 4.   Recent Sales of Unregistered Securities.

     This disclosure is previously reported in Superior's Form 10-KSB (SEC File No. 000-50173) filed April 14, 2006 for its fiscal year ended December 31, 2005, and Form 10-QSB (SEC File No. 000-50173) filed May 22, 2006 for the interim period ended March 31, 2006.

Item 5.   Indemnification of Directors and Officers.

     This disclosure is previously reported in Superior's Form 10-SB/A (SEC File No. 000-50173) filed March 8, 2004.

                                    Part F/S

     This disclosure is previously reported in Superior's Form 10-KSB (SEC File No. 000-50173) filed April 14, 2006 for its fiscal year ended December 31, 2005, and Form 10-QSB (SEC File No. 000-50173) filed May 22, 2006 for the interim period ended March 31, 2006.


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

                            Superior Oil and Gas Co.
                             Pro Forma Balance Sheet
                             As of December 31, 2005

-------------------------- ----------------- -------------- ----------- -----------
                           Superior's Actual Asset Acquired
                              at 12-31-05     on 05-24-06   Adjustments  Pro-Forma
-------------------------- ----------------- -------------- ----------- -----------

-------------------------- ----------------- -------------- ----------- -----------
Assets:
-------------------------- ----------------- -------------- ----------- -----------
  Cash                     $              8                             $        8
-------------------------- ----------------- -------------- ----------- -----------
  Oil/Gas Leases                          0  $     402,000  $  402,000     402,000
                                                                        ----------
-------------------------- ----------------- -------------- ----------- -----------
                                                                           402,008
-------------------------- ----------------- -------------- ----------- -----------
Liabilities                $        853,571                                853,571
-------------------------- ----------------- -------------- ----------- -----------

-------------------------- ----------------- -------------- ----------- -----------
Stockholders' Deficit              (853,563)                   402,000    (451,563)
-------------------------- ----------------- -------------- ----------- -----------

-------------------------- ----------------- -------------- ----------- -----------
Total Liabilities and
  Stockholders' Deficit    $              8                             $  402,008
-------------------------- ----------------- -------------- ----------- -----------

-------------------------- ----------------- -------------- ----------- -----------


                            Superior Oil and Gas Co.
                             Pro Forma Balance Sheet
                              As of March 31, 2006

-------------------------- ----------------- -------------- ----------- -----------
                           Superior's Actual Asset Acquired
                              at 03-31-06     on 05-24-06   Adjustments  Pro-Forma
-------------------------- ----------------- -------------- ----------- -----------

-------------------------- ----------------- -------------- ----------- -----------
Assets:
-------------------------- ----------------- -------------- ----------- -----------
  Cash                     $        197,902                             $  197,902
-------------------------- ----------------- -------------- ----------- -----------
  Deferred drilling costs            61,655                                 61,655
-------------------------- ----------------- -------------- ----------- -----------
  Deferred tax asset                 70,000                                 70,000
-------------------------- ----------------- -------------- ----------- -----------
  Oil/Gas Leases                          0        402,000     402,000     402,000
                                          -                             ----------
-------------------------- ----------------- -------------- ----------- -----------
                           $        329,557                             $  731,557
                           ================
-------------------------- ----------------- -------------- ----------- -----------
Liabilities                $      1,280,054                             $1,280,054
-------------------------- ----------------- -------------- ----------- -----------

-------------------------- ----------------- -------------- ----------- -----------
Stockholders' Deficit              (950,497)                   402,000    (548,497)
-------------------------- ----------------- -------------- ----------- -----------

-------------------------- ----------------- -------------- ----------- -----------
Total Liabilities and
  Stockholders' Deficit    $        329,557                             $  731,557
-------------------------- ----------------- -------------- ----------- -----------

-------------------------- ----------------- -------------- ----------- -----------

                                    Part III

Item 1.   Index to Exhibits.

Item 2.   Description of Exhibits.

     3(i)      Articles of Incorporation                                       *

     3(ii)     Bylaws                                                          *

    10.7 Assignment of Oil and Gas Leases executed May 23, 2006 from Hudson Resources Corp to Superior Oil and Gas Co. covering lands in Kingfisher County, Oklahoma

    10.8 Assignment of Oil and Gas Leases executed May 23, 2006 from Hudson Resources Corp to Superior Oil and Gas Co. covering lands in Canadian County, Oklahoma

    10.9 Assignment of Oil and Gas Leases executed May 23, 2006 from Hudson Resources Corp to Superior Oil and Gas Co. covering lands in Pushmataha County, Oklahoma

    16         Letter on Change in Certifying Accountant                       *

     * Previously filed with Form 10-SB on January 31, 2003, EDGAR Accession #0001060830-03-000019; incorporated herein.

Section 5 - Corporate Governance and Management

Item 5.06 Change in Shell Company Status.

     The transaction described in Section 2, Item 2.01 has the effect of causing the registrant to cease being a shell company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 26, 2006
                                                        SUPERIOR OIL AND GAS CO.



                                                      By /s/ Daniel Lloyd
                                                        ------------------------
                                                        Daniel Lloyd, President


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

                            Superior Oil and Gas Co.
                          Commission File No. 000-50173

                                  EXHIBIT INDEX

                                    FORM 8-K
                                 CURRENT REPORT
         Date of Report (Date of earliest event reported): May 23, 2006


     The following exhibits are filed, by incorporation by reference, as part of this Form 8-K:

     3(i)      Articles of Incorporation                                       *

     3(ii)     Bylaws                                                          *

    10.7 Assignment of Oil and Gas Leases executed May 23, 2006 from Hudson Resources Corp to Superior Oil and Gas Co. covering lands in Kingfisher County, Oklahoma

    10.8 Assignment of Oil and Gas Leases executed May 23, 2006 from Hudson Resources Corp to Superior Oil and Gas Co. covering lands in Canadian County, Oklahoma

    10.9 Assignment of Oil and Gas Leases executed May 23, 2006 from Hudson Resources Corp to Superior Oil and Gas Co. covering lands in Pushmataha County, Oklahoma

    16         Letter on Change in Certifying Accountant                       *

     * Previously filed with Form 10-SB on January 31, 2003, EDGAR Accession #0001060830-03-000019; incorporated herein.












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